UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 24, 2011 (June 23, 2011)

Date of Report (date of earliest event reported)

TRANSCEPT PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51967	33-0960223
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1003 W. Cutting Blvd., Suite #110

Point Richmond, California 94804

(Address of principal executive offices)

(510) 215-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Transcept Pharmaceuticals, Inc. (the “Company”) held on June 23, 2011 (the “Annual Meeting”), the stockholders of the Company:

1. Elected Jake R. Nunn and Glenn A. Oclassen as Class II Directors to serve for three-year terms and until their successors are duly elected and qualified;

2. Ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2011;

3. Approved, on a non-binding, advisory basis, the compensation of the named executive officers of the Company as disclosed in the 2011 proxy statement, including the Compensation Discussion and Analysis, the compensation tables and narrative disclosures; and

4. Approved, on a non-binding, advisory basis, that the compensation paid to the Company’s named executive officers, as planned to be disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion in future proxy statements, be submitted to the Company’s stockholders every three years for an advisory vote.

The Company’s other directors with terms of office that continued after the Annual Meeting are Christopher B. Ehrlich, Thomas D. Kiley, Kathleen D. LaPorte, G. Kirk Raab and Frederick J. Ruegsegger. As previously disclosed, the terms of service of each of Camille D. Samuels, Daniel K. Turner III and John P. Walker ended at or immediately after the Annual Meeting.

The matters acted upon at the Annual Meeting, and the voting tabulation for each matter, are as follows:

Proposal 1. Election of Class II Directors

Each nominee for the Board of Directors was re-elected at the Annual Meeting. The votes with respect to each nominee were cast as follows:

	For	Withheld
Jake R. Nunn	10,341,216	41,006
Glenn A. Oclassen	10,340,298	41,924

Proposal 2. Ratification of Selection of Independent Registered Public Accounting Firm

The vote with respect to the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011 was as follows:

For	Against	Abstain	Broker non-votes
11,987,478	35,679	74,622	None

Proposal 3. Advisory Vote on the Compensation of the Company’s Named Executive Officers

The vote with respect to the advisory vote on the compensation of the Company’s named executive officers was as follows:

For	Against	Abstain	Broker non-votes
10,358,606	19,513	4,103	1,715,557

Proposal 4. Advisory Vote on the Frequency of the Advisory Vote on the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory basis, the option to hold a vote on executive compensation every third year, and the votes for each option are set forth in the table below:

1 Year	2 Years	3 Years	Abstain	Broker non-votes
2,817,400	312,524	7,244,076	8,222	1,715,557

Based on these results and consistent with a majority of the votes cast with respect to Proposal 4, the Company’s Board of Directors intends to hold an advisory vote on the Company’s executive compensation program every third year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCEPT PHARMACEUTICALS, INC.
Date: June 24, 2011

	By:	/s/ Marilyn E. Wortzman
Name: Marilyn E. Wortzman
Title: Vice President, Finance